Pioneering Novel Treatments

with a one-tract mind

CLINICAL STAGE COMPANY PIONEERING NOVEL TREATMENTS FOR PEOPLE WITH RARE OR DEBILITATING DIGESTIVE DISEASES

This presentation includes forward-looking statements based upon 9 Meters' current expectations. Forward-looking statements include, but are not limited to, statements that express our intentions, beliefs, expectations, strategies, predictions, anticipated milestones, and any other statements relating to our future activities or other future events or conditions. These statements are based on current expectations, estimates and projections about our business based, in part, on assumptions made by management. Actual results and the timing of events could differ materially from those anticipated in such forward- looking statements as a result of various risks and uncertainties, which include, without limitation: our ability to raise additional money to fund our operations for at least the next 12 months as a going concern and need to raise additional capital to advance our product candidates and preclinical programs, including in light of current stock market conditions; risks related to our ability to successfully implement our strategic plans, including reliance on our lead product candidate; uncertainties associated with the clinical development and regulatory approval of product candidates, including in light of our recent and ongoing FDA communications; uncertainties in obtaining successful clinical results for product candidates and unexpected costs that may result therefrom; risks related to the failure to realize any value from product candidates and preclinical programs being developed and anticipated to be developed in light of inherent risks and difficulties involved in successfully bringing product candidates to market; intellectual property risks; the impact of COVID-19 on our operations, enrollment in and timing of clinical trials; reliance on collaborators; reliance on research and development partners; and risks related to cybersecurity and data privacy. These and other risks and uncertainties are more fully described in periodic filings with the SEC, including the factors described in the section entitled "Risk Factors" in 9 Meters' Annual Report on Form 10-K for the year ended December 31, 2021, as amended or supplemented by our Quarterly Reports on Form 10-Q and in other filings that 9 Meters has made and future filings 9 Meters will make with the SEC. You should not place undue reliance on these forward-looking statements, which are made only as of the date hereof or as of the dates indicated in the forward-looking statements. 9 Meters expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions, or circumstances on which any such statements are based. Forward-looking statements 2

3 9 Meters investor highlights Late clinical-stage company pioneering novel treatments for people with rare or debilitating digestive diseases Phase 3 clinical program Vurolenatide – long-acting GLP-1 agonist in Phase 3 for SBS; data anticipated in 2H 2024 Addressing significant unmet needs Rare disease with ~20K patients in both the U.S. and E.U. and limited treatment options Robust pipeline Promising pipeline providing multiple partnering opportunities and sustained growth potential Strong leadership team Proven track record in clinical development, drug approvals, and commercial execution

Pipeline – One tract with multiple meaningful opportunities

PROGRAM INDICATION	CLASS	ROUTE	PRE-CLINICAL	PHASE 1	PHASE 2	PHASE 3
Vurolenatide Short Bowel Syndrome	Long-Acting GLP-1	Injectable				
NM-136 Targeted Obesity Disorders	Anti-GIP hu-mAb	Injectable				
NM-102 Orphan Indication TBD	Tight Junction Microbiome Modulator	Oral				
NM-003 Orphan Indication TBD	Long-Acting GLP-2	Injectable				

Partnered*

Larazotide MIS-C	Tight Junction Regulator	Oral; Gut Restricted				

NOTE: *All products are New Chemical Entities; 9 Meters holds global rights to all assets*
** Clinical trial being conducted by European Biomedical Research Institute of Salerno (EBRIS)*
MIS-C = multisystem inflammatory syndrome in children;
GLP-1 = glucagon-like peptide-1; GLP-2 = glucagon-like peptide-2; GIP = glucose-dependent insulinotropic polypeptide; hu-mAb = humanized monoclonal antibody

9METERS BIOPHARMA 4

Vurolenatide: Long-acting GLP-1 agonist SHORT BOWEL SYNDROME: ORPHAN DESIGNATION 5

Short bowel syndrome (SBS): a debilitating orphan disease

Short bowel syndrome

results from massive resection of the small intestine[1]

UP TO

20,000

affected people in the US

with similar prevalence in EU[2,3]

Primary problem is impaired absorption

with a significant impact on quality of life [1,4]



Normal GI Tract
With colon-in-continuity (CIC)
Without a colon (stoma)
Ostomy bag

Consequences are far-reaching:

- **Debilitating diarrhea & dehydration**
  leading to acute kidney failure, arrhythmia, impaired wound healing and depression[1]
- **Some dependent on parenteral support (PS), or IV infusion**
  of nutrients and fluids[1]

High incidence of mortality, depending upon age and length of parenteral nutrition[5]

1. Jeppesen, P. Spectrum of Short Bowel Syndrome in Adults: Intestinal Insufficiency to Intestinal Failure. Journal of Parenteral and Enteral Nutrition Volume 38 Supplement 1 May 2014 8S–13S. 2. www.crohnscolitisfoundation.org. 3. EU/3/01/077 | European Medicines Agency (europa.eu) 4. Winkler, Marion. Et al. An Exploration of Quality of Life and the Experience of Living with Home Parenteral Nutrition. JPEN July 2010. 5. Schalamon, J. et al. Mortality and Economics in Short Bowel Syndrome. Best Practices Rest Clin Gastro, 2003 Dec;17(6):931-42

9METERS BIOPHARMA 6

Parenteral support (PS) dependency varies in frequency and magnitude; severe diarrhea is a constant complication for all SBS patients



NO PS
SOME PS
PS DEPENDENCY
50 - 65%
of Patients[1,2, 3]
DIARRHEA

No standard clinical definition of PS[2]
Many patients do not meet GLP-2 regulatory criteria of PS at least 3x/week

Diarrhea is constant regardless of PS use
and is considered by patients "disastrous, disabling and degrading"[4]

Vurolenatide

the potential to address two critical unmet needs in SBS

1. Reducing PS while reducing disastrous and disabling diarrhea
2. Offering a therapeutic option for SBS patients who are not eligible for GLP-2s (majority of patients)

1. Mirador and Merative: Short Bowel Syndrome Population Analysis, October 2022 2. Bionest SBS Qualitative Market Research, October 2022 3.) 3. Messing et al. Long-term Survival and Parenteral Nutrition Dependence in Adult Patients with the Short Bowel Syndrome. Gastroenterology 1999 4. Winkler, Marion. Et al. An Exploration of Quality of Life and the Experience of Living with Home Parenteral Nutrition. JPEN July 2010.

9METERS BIOPHARMA 7

Vurolenatide replaces GLP-1 to restore “ileal brake” 8 GLP-1 travels through the blood, which affects gut motility elsewhere in the body Motility is slowed, allowing more time for nutrient uptake Vurolenatide replaces physiological effects of missing GLP-1 1 2 3

Target product profile* 9*Vurolenatide remains investigational and under development. Rapid and sustained reductions in PS regardless of remnant anatomy Rapid and sustained reductions in total stool output (TSO) regardless of PS status or remnant anatomy Excellent safety and tolerability regardless of remnant anatomy Improved quality of life (QoL) due to lower administration burden and improved nutrient absorption (reductions in TSO and PS) Fixed dosing every 2 weeks (Q2W) in a pre-filled syringe (50mg) Long-Acting GLP-1 Slowing gut motility and restoring nutrient absorption

Addressing critical unmet needs in the SBS market, and a potential substantial commercial opportunity


Non-PS
Dependent
(No Current Options)
+
PS-
Dependent
(Gattex – low global adoption*)
NO PS
50 - 65%
of Patients1,2, 3
SOME PS
PS DEPENDENCY
DIARRHEA

= **>$1.5bn**

Sales Opportunity*

Gattex = $700 - $800MM Global Peak Sales; ~1,700 pts under mgt[4]

*Peak year sales potential in major regions (US, EU 4 + UK & CAN, APAC (incl. China). Other regions (LATAM, MENA) represent upside

Sources: 1.) Mirador and Merative: Short Bowel Syndrome Population Analysis, October 2022 2.) Bionest SBS Qualitative Market Research, October 2022 3.) Messing et al. Long-term Survival and Parenteral Nutrition Dependence in Adult Patients with the Short Bowel Syndrome. Gastroenterology 1999 4.) Takeda Wave 1 Pipeline Report, December 2020 wave1presentation (sec.gov).

9METERS BIOPHARMA 10

Potential new approach to treating SBS

	Vurolenatide	Gattex® Teduglutide	Glepaglutide	Apraglutide
Company	9 Meters Biopharma	Takeda	Zealand Pharma	VectivBio
Class (analog)	GLP-1 agonist (slow GI transit)	GLP-2 analog (grow villus architecture)	GLP-2 analog (grow villus architecture)	GLP-2 analog (grow villus architecture)
Development Phase (U.S.)[1]	Phase 3	Approved	Phase 3	Phase 3
Target Population(s) Studied in Phase 3[1]	All patients with SBS	Parenteral support dependent patients with SBS	Parenteral support dependent patients with SBS	Parenteral support dependent patients with SBS
Dosing Frequency[1]	Every 2 weeks	Daily	Twice weekly	Once weekly
Parenteral Support Volume Reduction[1,2,3]	✓	✓	✓	✓
Total Stool Output Reduction[2]	✓			
Safety[3]		REMS Program – Acceleration of neoplastic and polyp growth, intestinal obstruction, biliary and pancreatic disease		

1. Clinicaltrials.gov
2. Assessed as a primary efficacy endpoint in Phase 3 program
3. Gattex full prescribing information

Vurolenatide, glepaglutide, and apraglutide are currently in development and not approved for use

9METERS BIOPHARMA 11

12 Phase 2 VIBRANT Study Results VurolenatIde for short Bowel syndrome Regardless of pArenteral support requiremeNT

62% DECREASE 40% DECREASE 13 -50 -40 -30 -20 -10 0 10 20 30 40 50 Rapid and sustained reduction in the primary study endpoint – weekly mean 24-hour TSO over a 6-week observation period T S O M e a n C h a n g e fr o m B a s e li n e (% ) 32% INCREASE 50 mg Q2W (n=3) 50 mg QW (n=3) Placebo (n=2) 100 mg Q2W (n=3) 30% DECREASE 8% DECREASE compared to 32% PBO increase 16% DECREASE 16% INCREASE

-50 -40 -30 -20 -10 0 10 20 30 40 50 28% DECREASE Decrease in parenteral support requirement Mean decrease by week 2 and sustained over 6 weeks • Five of 11 patients were on PS, all on active drug • Mean decrease of 17% by week 2 and sustained throughout the 6-week observation period • Three of 5 patients showed a 28% mean decrease in PS volume: ⎼ Bowel anatomy: 1 CIC & 2 ostomy patients ⎼ No increase in TSO • Three studies have demonstrated a decrease in PS: ⎼ PoC study utilized native exenatide1 ⎼ Vurolenatide Phase 1b/2a study2 • Increased mean urine output in 50 mg Q2W arm2 *PS was a secondary endpoint: mean 24-hour weekly PS volume; three of 5 patients (all randomly assigned to active drug) were on PS and had decreases; two patients receiving PS were stable with no change from baseline; no patients randomly assigned to placebo were on PS 1. Kunkel D, et. al.. Neurogastroenterol Motil. 2011 Aug;23(8):739-e328. doi: 10.1111/j.1365-2982.2011.01723.x 2. Data on file all PS patients* (n=5) patients with PS decrease* (n=3) M e a n C h a n g e fr o m B a s e li n e (% ) 17% DECREASE 14

15 Pharmacokinetic profile supports selection of vurolenatide 50 mg Q2W *Undesirable accumulation upon higher and/or more frequent repeat dosing Arrows denote doses given every week; all 3 groups on days 0, 14 and 28; 50 mg weekly given 2 additional doses (day 7 & day 21) Optimal PK profile Evidence of stacking effect* 50 mg Q2W (n=3) 50 mg QW (n=3) 35 x 103 V u ro le n a ti d e c o n c e n tr a ti o n ( p g / m l) 25 x 103 20 x 103 15 x 103 10 x 103 5 x 103 0 7 14 21 29 30 x 103 100 mg Q2W (n=3) Time (d)

50 mg Q2W demonstrated to be the safest and best-tolerated dose/regimen Treatment-emergent adverse events summary 16 No unexpected safety signals –reported events consistent with GLP-1 agonists Demographics Placebo 50 mg Q2W 50 mg QW 100 mg Q2W Nausea 0 0 1 4* Vomiting 1 0 0 2* Headache 0 0 1 1 Appetite Loss 0 0 0 1 Abdominal Pain 0 1 0 0 Hypertension 1 0 0 0 *One patient terminated early due to nausea & vomiting in the 100 mg Q2W treatment group. No relevant laboratory value changes were observed. No treatment-related SAEs: two catheter infections • 1 placebo • 1 in the 50 mg QW No gastrointestinal stoma complications in in any group No instances of acceleration of neoplastic growth, intestinal obstruction, biliary and pancreatic disease, or fluid overload, including congestive heart failure

Phase 2 summary of results 17 Provided further evidence of efficacy and identified a dose and patient population based on the totality of efficacy, safety, and PK for moving into Phase 3 Demonstrated a reduction in mean 24-hour total stool output over 6 weeks compared to placebo in the 50mg Q2W treatment arm: • Mean 24-hour TSO decrease for the 50 mg vurolenatide Q2W treatment arm was 30% versus an increase of 32% in the placebo arm – for a mean relative reduction of 62% • Rapid TSO reduction sustained in 16 of 18 (89%) patient weeks Demonstrated a reduction in parenteral support volume: • Mean decrease of 17% in PS for all 5 patients by week 2 throughout the 6- week period • 3 patients demonstrated a mean decrease in PS of 28% 50 mg Q2W arm had the best efficacy, excellent safety and tolerability, optimal pharmacokinetics, and convenient dosing

18 Phase 3 VIBRANT Study VurolenatIde for short Bowel syndrome Regardless of pArenteral support requiremeNT

VIBRANT 2 Phase 3 study design incorporates input from FDA and addresses all patients with SBS 19 # Multiple Endpoints in Clinical Trials Guidance for Industry, FDA, October 2022 †Continuous variable as agreed to by FDA Two Primary Endpoints with a single efficacy outcome* ABSOLUTE CHANGE FROM BASELINE IN MEAN weekly Parenteral Support volume† ABSOLUTE CHANGE FROM BASELINE IN MEAN Total Stool Output with maintenance of nutrition and no worsening of renal function† Single Phase 3 Trial: Two patient sub-groups SUB-GROUP 1 On parenteral support at least 3x per week SUB-GROUP 2 All other SBS patients Approach addresses the entire SBS population in a single trial and optimizes the potential for approval on either of the primary endpoints

Phase 3, double-blind, placebo-controlled study to evaluate the efficacy, safety, and tolerability of vurolenatide in adult patients with SBS 20Q2W – administered once every two weeks Enrollment SUB-GROUP 1 On parenteral support at least 3x per week SUB-GROUP 2 All other SBS patients N~120 24-WEEK ASSESSMENT PHASE Vurolenatide 50 mg Q2W Placebo Q2W Vurolenatide 50 mg Q2W Placebo Q2W 1 2 2 1

Key clinical study parameters 21 First large ambulatory trial to assess ALL SBS PATIENTS Proprietary Smart technology platform to enhance stool output measurements across all cohorts Primary Endpoints Secondary Endpoints • Change from baseline in weekly mean body weight over the 24-week treatment period • Change from baseline in renal function over the 24-week treatment period • Change from baseline in QoL assessments (SF36) • Diarrhea-specific patient assessment instrument Duration 24-week study Interim analysis planned at 50% enrollment at 24 weeks Randomization 2-to-1 in each sub-group Statistical Significance Both arms independently powered at >90% to show significance Stratification • Colon-in-Continuity (CIC ) | Ostomy • PS w/ parenteral nutrition | PS w/IV fluids • Absolute change from baseline in mean weekly Parenteral Support volume • Absolute change from baseline in mean Total Stool Output with maintenance of nutrition and no worsening of renal function

Phase 3 Program 22 VIBRANT 2 VIBRANT 3 GLP-1/GLP-2 Addressing the needs of all patients with SBS regardless of parenteral support requirements Phase 3 study Pivotal registration study inclusive of both patients dependent on parenteral support and all others 12-month safety extension Support of long-term safety profile Vurolenatide + teduglutide safety study Provide safety data for combined agonists

Phase 3 study designed to support global patient recruitment, adherence, and retention 23 Global Reach • Global Clinical Research Organization (CRO) with Phase 3 SBS operational experience • Inclusion of up to 50 sites in the U.S., Canada and Europe • Full SBS patient population is eligible for screening Patient Access • Community physician program allowing for the participation of remote patients by connecting community physicians with study investigators • Limited in-office visits and opportunity for home nursing visits • Travel service with travel and accommodation costs covered Technology • Use of “smart interface” using tablet technology for patient instruction, data collection, and digital stool data capture

Pre-Clinical Programs 24

NM-136 is a first-in-class humanized monoclonal antibody to glucose-dependent insulinotropic peptide (GIP) 25 NM-136 (proprietary humanized anti-GIP mAb) Boylan MO, Glazebrook PA, Tatalovic M, Wolfe MM. Am J Physiol Endocrinol Metab. 2015 Dec 15;309(12):E1008-18 GIP: ENHANCES • Gut nutrient absorption INCREASES • Glucose uptake into fat cells • Insulin and nutrient storage NM-136: Long-acting humanized anti-GIP mAb highly specific to human GIP hormone in circulation Preclinical studies show that a reduction in GIP signaling appears to affect body weight without suppressing food intake and might provide a useful method for the treatment and prevention of obesity Preclinical work ongoing to support potential IND filing in 2023 to treat obesity disorders 100 90 80 70 60 50 40 30 20 10 0 % W e ig h t G a in 0 5 10 15 20 Time (weeks) Control GIP mAb 25 20 15 10 5 0 W e ig h t G a in ( g ) * P < 0.001 HF diet control Isocaloric control diet HF diet GIP mAb

NM-102 is a tight-junction microbiome modulator



Gut dysbiosis may promote tumorigenesis[1]

Modulating ICI-resistant microbiome emerging as a viable modality

NM-102 is a tight-junction small molecule modulator

Collaboration with Gustave-Roussy Institute (Paris) confirmed: Activity of **NM-102** in immune checkpoint inhibitor failure model of melanoma with prolonged survival and **improved tumor-decreasing efficacy**

Preclinical work ongoing to support **potential IND filing in 2023**

1. Yonekura, et. al. Cancer Discov (2022) 12 (4): 1128–1151. https://doi.org/10.1158/2159-8290.CD-21-0999
2. Bullman, S., et. al. Nat Cancer 2, 1301–1304 (2021). https://doi.org/10.1038/s43018-021-00300-x

26

27 Anticipated 2023 milestones Vurolenatide: Orphan Drug designation (EU) Initiation of Phase 3 safety extension study NM-136*: IND Submission Phase 1 study initiation NM-102*: Pre-IND meeting Vurolenatide: Phase 3 study initiation (US, EU) NM-136: Pre-IND meeting NM-136 publications NM-102: Pre-clinical PoC study results Secure rest-of-world vurolenatide partnerships 1H 2023 2H 2023 * Dependent on the outcome of pre-clinical study results and regulatory guidance

John Temperato PRESIDENT & CHIEF EXECUTIVE OFFICER Patrick H. Griffin, MD CHIEF MEDICAL OFFICER Sireesh Appajosyula, PharmD SVP, CORPORATE DEVELOPMENT & OPERATIONS Nir Barak, MD SVP, SCIENTIFIC AFFAIRS Matthew D. Bryant, PharmD VP, MEDICAL AFFAIRS Sarah Liu, MBA CHIEF COMMERCIAL OFFICER Al Medwar, MBA SVP, INVESTOR RELATIONS & CORPORATE COMMUNICATIONS Bethany Sensenig, MBA, CMA CHIEF FINANCIAL OFFICER Highly experienced leadership team 28

4509 Creedmoor Road Raleigh, NC 27612 Telephone: 1-919-275-1933 info@9meters.com www.9meters.com John Temperato President, Chief Executive Officer & Director jtemperato@9meters.com Bethany Sensenig, MBA, CMA Chief Financial Officer bsensenig@9meters.com Al Medwar, MBA SVP, Investor Relations & Corporate Communications amedwar@9meters.com Nasdaq: NMTR